UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 21, 2006

Date of Report (Date of earliest event reported)

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On July 21, 2006, Don R. Kania accepted an offer to serve as FEI Company’s President and Chief Executive Officer.  Dr. Kania is expected to join us in mid-August.  The key terms of Dr. Kania’s employment are set out in the offer letter to Dr. Kania which is attached as Exhibit 10.1.

Dr. Kania will be paid an initial annual base salary of $550,000 and will also be eligible to participate in FEI Company’s Management Bonus Plan, with a target bonus of 100% of his base salary.  For 2006, however, Dr. Kania is guaranteed a bonus of at least $550,000.  Dr. Kania will also be reimbursed for relocation expenses up to $400,000.

As described in the offer letter, at the time of hire, Dr. Kania will be granted options for 200,000 shares of Common Stock of the Company from within our 1995 Stock Incentive Plan and options for an additional 100,000 shares outside of our plan as a material inducement for Dr. Kania to accept employment.  All of the options granted will vest in equal annual installments over four years and will carry a term of seven years.  The form of option agreement for the options granted inside the plan has previously been filed with the Commission.  The form of option agreement for the options to be granted outside of the plan will be filed with the Commission in an upcoming filing.

Dr. Kania’s offer also includes grants of 150,000 Restricted Share Units.  100,000 RSUs will vest in equal annual installments over four years.  Of those, 75,000 will be granted from within the plan and 25,000 will be granted outside of our plan as a material inducement for Dr. Kania to accept employment.  The forms of RSU agreements for these grants will be filed with the Commission in an upcoming filing.  The remaining 50,000 RSUs will fully vest on the first anniversary of Dr. Kania’s date of hire and will be granted outside of our plan as a material inducement for Dr. Kania to accept employment.

FEI will reduce the number of shares available for grant under the plan by a number equal to the option and RSU grants made to Dr. Kania outside the plan.

Dr. Kania will also receive certain severance and change of control benefits, including cash and equity award acceleration.  The severance benefits potentially include the payment of up to two years’ salary and 200% of target bonus and his change of control benefits potentially include the payment of up to two years’ salary, 200% of target bonus, the accelerated vesting of his equity grants and certain other benefits.  The form of executive severance agreement will be filed with the Commission in an upcoming filing.

Also, we intend to enter into our standard form of indemnification agreement with Dr. Kania on substantially the same terms as those entered into with our other executive officers.

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)           Effective as of mid-August, Don R. Kania, 51, will become our President and Chief Executive Officer.  From July 2004 to July 2006, Dr. Kania was President and Chief Operating Officer of Veeco Instruments Inc., a provider of metrology and process equipment used by manufacturers in the data storage, semiconductor and compound semiconductor/wireless industries.  From March 2003 to July 2004, Dr. Kania was President of that company.  He was President of Veeco’s Metrology Group from June 2000 to March 2003 and Vice President, General Manager of the California Metrology Group from May 1999 to June 2000.  Prior to that time, he was Chief Technology Officer of Veeco since January 1998.  Prior to Veeco, Dr. Kania was a senior manager at Lawrence Livermore National Laboratory where he directed the Advanced Microtechnology Program in the development of advanced sensors for data storage, extreme ultraviolet lithography for semiconductor manufacturing and several other leading-edge technologies.  From 1991 to 1993, Dr. Kania was Research Director at Crystallume, a thin film diamond company.  Dr. Kania’s other experience includes nine years of research experience at the Department of Energy’s Los Alamos and Lawrence Livermore National Laboratories.

Dr. Kania will replace Raymond A. Link, who has served as interim President and Chief Executive Officer since April 3, 2006.  Mr. Link is also the Company’s Executive Vice President and Chief Financial Officer and he will continue in that role after Dr. Kania joins the Company.

(d)           Dr. Kania will also become a director of FEI effective as of his start of employment with the Company. Dr. Kania’s designation as a director is being made in connection with his appointment as President and Chief Executive Officer.

Attached as Exhibit 99.1 is a press release describing Dr. Kania’s appointment.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	Offer Letter to Dr. Kania

99.1	Press Release dated July 24, 2006

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements related to the transition from the current interim Chief Executive Officer to the new President and Chief Executive Officer, the timing of the start date for the company’s new President and Chief Executive Officer, the role he will play, the cash, equity, severance and change of control compensation he will receive, and the execution of option and restricted share unit agreements, an executive severance agreement and an indemnification agreement. Factors that could cause actual results to differ materially from the forward-looking statements include possible disruptions to the company’s business from the transition of the role of chief executive officer, withdrawals of acceptance of the positions and general political, economic and stock market conditions and events, both domestically and internationally. These factors and others are described in more detail in our public reports filed with the Securities and Exchange Commission, such as those discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, all quarterly reports on Form 10-Q for the following fiscal quarters, all subsequent current reports on Form 8-K and all of our prior press releases. All forward-looking statements in this current report on Form 8-K are based on information available to us as of the date hereof, and we assume no duty to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary
Date: July 27, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter to Dr. Kania

99.1	Press Release dated July 24, 2006